Morgan Stanley California Insured Municipal Income Trust
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002

Dear Shareholder:

During the six-month period ended April 30, 2002, the U.S. economy began to recover from recession and the aftermath of September 11. Consumer spending and rebuilding of business inventories led an economic rebound in the first quarter of 2002. In spite of April's six percent unemployment rate, the relatively mild recession, which began in March 2001, is widely regarded as having ended.

The economic turnaround was fueled by monetary and fiscal policies, which sought to stimulate growth. The Federal Reserve Board's aggressive monetary policy cut the benchmark federal funds rate by 475 basis points in 2001 to its current level of 1.75 percent. Congress provided fiscal stimulus by passing reductions in personal tax rates as well as a number of spending initiatives after the September attacks.

The Fed's actions and the Treasury Department's cessation of the 30-year bond auction led to a bond-market rally that dropped long-term interest rates to 40-year lows at the end of October. Within the fixed-income market, yields on short maturities declined the most and the yield curve steepened. In November and December, as the economy improved, the bond market reversed course and yields increased. Demand for fixed-income investments revived in 2002, because of stock-market volatility and Federal Reserve Chairman Alan Greenspan's comments that the Fed would take a go-slow approach to tightening monetary policy.


Municipal Market Conditions
The yield on the 30-year insured municipal bond index, which reached a low of
5.04 percent in October 2001, increased to 5.45 percent in March. As the Fed's outlook shifted to neutral, the index yield declined to 5.30 percent in April. Throughout the period, the slope of the municipal yield curve remained positive. The yield pick up for extending maturities from one to 30 years was 335 basis points versus 240 basis points last April.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasuries jumped to 104 percent in October 2001. By the end of April the ratio had returned to 94 percent. In the 10-year-maturity range, the ratio declined from 95 percent in October to 85 percent in April.

New-issue volume increased 43 percent, to $286 billion, during 2001. State and local government infrastructure and cash flow needs have contributed to the surge in underwriting activity. Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume. New-issue volume for the first four months of 2002 reached $87 billion.

Morgan Stanley California Insured Municipal Income Trust
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002 Continued

30-Year Bond Yields 1997-2002

     Date       AAA Ins         Tsy           % Relationship
     12/31/96      5.60           6.63              84.46%
      1/31/97      5.70           6.79              83.95%
      2/28/97      5.65           6.80              83.09%
      3/31/97      5.90           7.10              83.10%
      4/30/97      5.75           6.94              82.85%
      5/31/97      5.65           6.91              81.77%
      6/30/97      5.60           6.78              82.60%
      7/31/97      5.25           6.29              83.47%
      8/31/97      5.48           6.61              82.90%
      9/30/97      5.40           6.40              84.38%
     10/31/97      5.35           6.15              86.99%
     11/30/97      5.30           6.05              87.60%
     12/31/97      5.15           5.92              86.99%
      1/31/98      5.15           5.80              88.79%
      2/28/98      5.20           5.92              87.84%
      3/31/98      5.25           5.93              88.53%
      4/30/98      5.35           5.95              89.92%
      5/31/98      5.20           5.80              89.66%
      6/30/98      5.20           5.65              92.04%
      7/31/98      5.18           5.71              90.72%
      8/31/98      5.03           5.27              95.45%
      9/30/98      4.95           5.00              99.00%
     10/31/98      5.05           5.16              97.87%
     11/30/98      5.00           5.06              98.81%
     12/31/98      5.05           5.10              99.02%
      1/31/99      5.00           5.09              98.23%
      2/28/99      5.10           5.58              91.40%
      3/31/99      5.15           5.63              91.47%
      4/30/99      5.20           5.66              91.87%
      5/31/99      5.30           5.83              90.91%
      6/30/99      5.47           5.96              91.78%
      7/31/99      5.55           6.10              90.98%
      8/31/99      5.75           6.06              94.88%
      9/30/99      5.85           6.05              96.69%
     10/31/99      6.03           6.16              97.89%
     11/30/99      6.00           6.29              95.39%
     12/31/99      5.97           6.48              92.13%
      1/31/00      6.18           6.49              95.22%
      2/29/00      6.04           6.14              98.37%
      3/31/00      5.82           5.83              99.83%
      4/30/00      5.91           5.96              99.16%
      5/31/00      5.91           6.01              98.34%
      6/30/00      5.84           5.90              98.98%
      7/31/00      5.73           5.78              99.13%
      8/31/00      5.62           5.67              99.12%
      9/30/00      5.74           5.89              97.45%
     10/31/00      5.65           5.79              97.58%
     11/30/00      5.55           5.61              98.93%
     12/31/00      5.27           5.46              96.52%
      1/31/01      5.30           5.50              96.36%
      2/28/01      5.27           5.31              99.25%
      3/31/01      5.26           5.44              96.69%
      4/30/01      5.45           5.79              94.13%
      5/31/01      5.40           5.75              93.91%
      6/30/01      5.35           5.76              92.88%
      7/31/01      5.16           5.52              93.48%
      8/31/01      5.07           5.37              94.41%
      9/30/01      5.20           5.42              95.94%
     10/31/01      5.04           4.87             103.49%
     11/30/01      5.17           5.29              97.73%
     12/31/01      5.36           5.47              97.99%
      1/31/02      5.22           5.43              96.13%
      2/28/02      5.14           5.42              94.83%
      3/31/02      5.43           5.80              93.62%
      4/30/02      5.30           5.59              94.81%


Source: Municipal Market Data -- A Division of Thomson Financial Municipal Group and Bloomberg L.P.


Performance
During the six-month period ended April 30, 2002, the net asset value (NAV) of Morgan Stanley California Insured Municipal Income Trust (IIC) decreased from $15.07 to $14.70 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.405 per share, the Trust's total NAV return was
0.31 percent. IIC's value on the New York Stock Exchange decreased from $14.57 to $14.50 per share during this period. Based on this change plus reinvestment of tax-free dividends, IIC's total market return was 2.34 percent. As of April 30, 2002, IIC's share price was at a 1.36 percent discount to its NAV.

Monthly dividends for the second quarter of 2002, declared in March, were unchanged at $0.0675 per share. The Trust's level of undistributed net investment income was $0.118 per share on April 30, 2002, versus $0.088 per share six months earlier. Current earnings continued to benefit from lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Morgan Stanley California Insured Municipal Income Trust
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002 continued

Portfolio Structure
The Trust's total net assets of $245.1 million were diversified among 9 long-term sectors and 43 credits. At the end of April, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest-rate changes, was 5.8 years. The accompanying charts provide current information on the portfolio's credit enhancements, maturity distribution and sector concentration. Optional redemption provisions by year of the call and respective cost (book) yields are also charted.


The Impact of Leveraging
As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period, ARPS leverage contributed approximately $0.07 per share to common share earnings. IIC has four ARPS series totaling $65 million and representing 27 percent of total net assets. The yield on IIC's weekly ARPS series ranged between 0.75 and 2.05 percent. The yields on the ARPS series with annual auctions maturing in July 2002 and September 2002 were 2.85 percent and
2.50 percent, respectively.


Looking Ahead
The Federal Reserve Board's cautious approach toward tightening has helped stabilize the fixed-income markets. However, we believe that the economic recovery will eventually lead the Fed to raise short-term interest rates. Despite market uncertainty, we believe that the relationship between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

Morgan Stanley California Insured Municipal Income Trust
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002 continued


We would like to take this opportunity to notify shareholders that in January 2002, Joseph R. Arcieri and John Reynoldson joined James F. Willison as portfolio managers for the Trust.

We appreciate your ongoing support of Morgan Stanley California Insured Municipal Income Trust and look forward to continuing to serve your investment needs.


Very truly yours,


/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
--------------------------               ---------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

Morgan Stanley California Insured Municipal Income Trust
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002 continued




[GRAPHIC OMITTED]

LARGEST SECTORS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)


WATER & SEWER                            27%
TRANSPORTATION                           17%
GENERAL OBLIGATION                       13%
TAX ALLOCATION                           13%
ELECTRIC                                  9%
PUBLIC FACILITIES                         9%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.



[GRAPHIC OMITTED]

CREDIT ENHANCEMENTS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)

MBIA                                     42%
AMBAC                                    24%
FGIC                                     22%
FSA                                      11%
U.S. GOV'T BACKED                         1%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.




DISTRIBUTION BY MATURITY
(% OF LONG-TERM PORTFOLIO)


[GRAPHIC OMITTED]

                                                             WEIGHED
                                                             AVERAGE
                                                           MATURITY:
                                                            19 YEARS


        2.2%            1.6%           45.2%          48.9%          2.1%
--------------------------------------------------------------------------------
       1-5              5-10           10-20          20-30          30 +
      YEARS             YEARS          YEARS          YEARS          YEARS



PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley California Insured Municipal Income Trust
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002 continued



                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                 APRIL 30, 2002


[GRAPHIC OMITTED]

                                                        WEIGHTED AVERAGE
                                                        CALL PROTECTION: 4 YEARS


                                PERCENT CALLABLE



    17%     45%     3%     1%     1%     1%     4%     0%     7%     15%     6%
--------------------------------------------------------------------------------
   2002    2003    2004   2005   2006   2007   2008   2009   2010   2011   2012+

                              YEARS BONDS CALLABLE



                                                        WEIGHTED AVERAGE
                                                        BOOK YIELD: 5.6%


                               COST (BOOK) YIELD*



 5.6%   5.7%   5.3%   5.9%   6.1%   5.5%   5.3%            5.5%    5.2%    5.4%
--------------------------------------------------------------------------------
 2002   2003   2004   2005   2006   2007   2008    2009    2010    2011    2012+

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE THE TRUST'S OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 5.6% ON 17% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.
     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley California Insured Municipal Income Trust
PORTFOLIO OF INVESTMENTS [] APRIL 30, 2002 (UNAUDITED)


 PRINCIPAL
 AMOUNT IN                                                                               COUPON         MATURITY
 THOUSANDS                                                                                RATE            DATE           VALUE
-----------                                                                           --------------   ----------- ---------------
            California Tax-Exempt Municipal Bonds (128.8%)
            General Obligation (16.9%)
            California,
$   8,000     Various Purpose Dtd 04/01/93 (FSA) ....................................      5.50 %       04/01/19   $  8,135,280
    4,000     Veterans Ser BD, BE & BF (AMT) (Ambac) ................................      6.375        02/01/27      4,003,280
    1,000     Refg Dtd 10/01/98 Refg (MBIA) .........................................      4.50         10/01/28        890,300
    2,000     Dtd 09/01/00 (FGIC) ...................................................      5.25         09/01/30      1,999,860
            Industry,
    2,000     Refg Issue of 1993 (MBIA) .............................................      5.50         07/01/13      2,051,200
    3,000     Refg Issue of 1993 (MBIA) .............................................      5.50         07/01/16      3,075,720
    3,000   Los Angeles Community College District, Election 2001 Ser A
              (MBIA) ................................................................      5.00         06/01/26      2,934,120
            San Diego Unified School District,
    3,000     Ser C (FSA) ...........................................................      5.00         07/01/23      2,953,590
    3,000     1998 Ser B (MBIA) .....................................................      5.00         07/01/25      2,943,300
    1,285   Tahoe Truckee Unified School District No 1, 2001 Refg (MBIA) ............      5.50         08/01/19      1,383,341
---------                                                                                                          ------------
   30,285                                                                                                            30,369,991
---------                                                                                                          ------------
            Electric Revenue (11.9%)
    4,000   Los Angeles Department of Water & Power, 2001 Ser A (FSA) ...............      5.25         07/01/21      4,057,840
    8,000   M-S-R Public Power Agency, San Juan Refg Ser F (Ambac) ..................      6.00         07/01/20      8,436,480
    4,000   Modesto Irrigation District, Ser 2001 A COPs (FSA) ......................      5.00         07/01/26      3,906,480
            Sacramento Municipal Utility District,
    4,000       Refg 1993 Ser D (MBIA) ..............................................      9.17++       11/15/15      4,392,160
      610       Refg 1994 Ser I (MBIA) ..............................................      6.00         01/01/24        646,923
---------                                                                                                          ------------
   20,610                                                                                                            21,439,883
---------                                                                                                          ------------
            Hospital Revenue (7.0%)
    4,150   Bakersfield, Adventist Health West Ser 1993 (MBIA) ......................      5.50         03/01/19      4,218,185
    3,000   California Health Facilities Financing Authority, Children's Hospital-
              San Diego Ser 1993 (MBIA) .............................................      5.75         07/01/23      3,069,360
    4,000   California Statewide Communities Development Authority, Sharp
              Health Care COPs (MBIA) ...............................................      6.00         08/15/24      4,300,320
    1,000   Marysville, Fremont-Rideout Health Refg Ser 1993 A (Ambac) ..............      5.55         01/01/13      1,039,380
---------                                                                                                          ------------
   12,150                                                                                                            12,627,245
---------                                                                                                          ------------

                        See Notes to Financial Statements

Morgan Stanley California Insured Municipal Income Trust
PORTFOLIO OF INVESTMENTS [] APRIL 30, 2002 (UNAUDITED) continued


 PRINCIPAL
 AMOUNT IN                                                                              COUPON        MATURITY
 THOUSANDS                                                                               RATE           DATE          VALUE
-----------                                                                           ------------   ----------- -------------
              Mortgage Revenue - Single Family (4.5%)
$ 5,000       California Department of Veterans Affairs, Home Purchase
                2002 Ser A (Ambac) ..................................................    5.35 %        12/01/27   $5,008,050
  3,000       California Housing Financing Agency, Home 1996 Ser E (AMT)
-------         (MBIA) ..............................................................    6.05          08/01/15    3,136,620
                                                                                                                  ----------
  8,000                                                                                                            8,144,670
-------                                                                                                           ----------
              Public Facilities Revenue (11.1%)
  7,000       Beverly Hills Public Financing Authority, 1993 Refg Ser A (MBIA) ......    9.22++        06/01/15    7,568,540
  7,000       California Public Works Board, Corrections Refg 1993 Ser B (MBIA)......    5.50          12/01/12    7,454,790
  5,000       Modesto, Community Center Refg 1993 Ser A COPs (Ambac) ................    5.00          11/01/23    5,000,000
-------                                                                                                           ----------
 19,000                                                                                                           20,023,330
-------                                                                                                           ----------
              Tax Allocation Revenue (16.3%)
  7,000       Long Beach Financing Authority, Ser 1992 (Ambac) ......................    5.50          11/01/22    7,018,900
  5,000       Orange Redevelopment Agency, Southwest Refg Issue of 1993 A
                (Ambac) .............................................................    5.70          10/01/23    5,112,950
  5,000       Port Hueneme Redevelopment Agency, Central Community
                1993 Refg (Ambac) ...................................................    5.50          05/01/23    5,067,500
  5,000       Poway Redevelopment Agency, Paguay Sub Refg Ser 1993 (FGIC) ...........    5.50          12/15/23    5,080,000
  3,000       Riverside Redevelopment Agency, Merged Refg 1993 Ser A (MBIA) .........    5.625         08/01/23    3,039,870
  4,000       Simi Valley Public Financing Authority, 1993 Refg (MBIA) ..............    5.50          09/01/15    4,090,160
-------                                                                                                           ----------
 29,000                                                                                                           29,409,380
-------                                                                                                           ----------
              Transportation Facilities Revenue (21.4%)
              Los Angeles County Metropolitan Transportation Authority,
  5,000         Sales Tax Refg Ser 1993 A (MBIA) ....................................    5.625         07/01/18    5,134,350
  5,000         Sales Tax Ser 2000 A (FGIC) .........................................    5.25          07/01/30    4,999,600
  5,000       Los Angeles Harbor Department, 2001 Ser A (Ambac) .....................    5.00          08/01/25    4,905,250
  3,000       Port of Oakland, 2000 Ser K (AMT) (FGIC) ..............................    5.875         11/01/17    3,221,910
              San Francisco Airports Commission, San Francisco Int'l Airport
  3,000         Second Ser Refg Issue 2 (MBIA) ......................................    6.75          05/01/20    3,178,950
  5,000         Refg Issue 27A (AMT) (MBIA) .........................................    5.25          05/01/26    4,973,000
              San Francisco Bay Area Rapid Transit District,
  1,255         Sales Tax Ser 1995 (FGIC) ...........................................    5.50          07/01/20    1,283,940
  1,000         Sales Tax Ser 1998 (Ambac) ..........................................    4.75          07/01/23      943,810
  5,000         Sales Tax Ser 1998 (Ambac) ..........................................    5.00          07/01/28    4,871,450

                        See Notes to Financial Statements

Morgan Stanley California Insured Municipal Income Trust
PORTFOLIO OF INVESTMENTS [] APRIL 30, 2002 (UNAUDITED) continued


 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE          VALUE
-----------                                                                             ------------ ----------- --------------
$ 2,000     San Joaquin Hills Transportation Corridor Agency, Toll Road
              Refg Ser 1997 A (MBIA) ..................................................    5.25 %     01/15/30   $ 1,991,160
  3,000     San Jose, Airport Ser 2001 A (FGIC) .......................................    5.00       03/01/25     2,935,830
-------                                                                                                          -----------
 38,255                                                                                                           38,439,250
-------                                                                                                          -----------
            Water & Sewer Revenue (34.3%)
 10,000     California Department of Water Resources, Central Valley Ser L
              (Secondary MBIA) ........................................................    5.75       12/01/19    10,245,100
            East Bay Municipal Utility District,
  2,000       Water Ser 1998 (MBIA) ...................................................    4.75       06/01/34     1,841,780
  3,000       Water Ser 2001 (MBIA) ...................................................    5.00       06/01/26     2,934,120
            Eastern Municipal Water District,
  5,000       Ser 1993 A COPs (FGIC) ..................................................    5.25       07/01/23     5,016,950
  2,000       Refg Ser 1998 A COPs (FGIC) .............................................    4.75       07/01/23     1,885,160
 10,000     Los Angeles, Wastewater Refg Ser 1993 A (MBIA) ............................    5.80       06/01/21    10,271,700
  3,000     Oceanside, Water 1993 Refg COPs (Ambac) ...................................    5.70       08/01/14     3,107,190
  3,500     Redding Joint Powers Financing Authority, Wastewater
              Refg 1992 Ser A (FGIC) ..................................................    6.00       12/01/11     3,650,430
  3,000     Sacramento Financing Authority, Water & Capital Improvement
              2001 Ser A (Ambac) ......................................................    5.00       12/01/26     2,933,430
  7,000     San Francisco Public Utilities Commission, Water Refg Ser A 2001
              (FSA) ...................................................................    5.00       11/01/31     6,779,710
  5,000     Santa Maria, Local Water & Refg Ser 1993 COPs (FGIC) ......................    5.50       08/01/21     5,057,550
  8,000     South County Regional Wastewater Authority, Morgan Hill
-------       Ser 1992 B (FGIC) .......................................................    5.50       08/01/22     8,085,280
                                                                                                                 -----------
 61,500                                                                                                           61,808,400
-------                                                                                                          -----------
            Refunded (5.4%)
  6,000     Southern California Public Power Authority, 1993 Ser A (FGIC) (ETM)            9.03++     07/01/17     6,621,060
  3,000     Puerto Rico Infrastructure Financing Authority, 2000 Ser A (ETM) ..........    5.50       10/01/32     3,116,700
-------                                                                                                          -----------
  9,000                                                                                                            9,737,760
-------                                                                                                          -----------
227,800     Total California Tax-Exempt Municipal Bonds (Cost $224,008,993) ..................................   231,999,909
-------                                                                                                          -----------



                        See Notes to Financial Statements

Morgan Stanley California Insured Municipal Income Trust
PORTFOLIO OF INVESTMENTS [] APRIL 30, 2002 (UNAUDITED) continued


 PRINCIPAL
 AMOUNT IN                                                                          COUPON          MATURITY
 THOUSANDS                                                                           RATE             DATE             VALUE
-----------                                                                       ------------   --------------- ---------------
              California Short-Term Tax-Exempt Municipal Obligations (5.0%)
$     100     California Health Facilities Financing Authority, Adventist Health/
              West 1998 Ser B (MBIA) (Demand 05/01/02) ..........................    1.60*%          09/01/28     $    100,000
    3,400     Newport Beach, Hoag Memorial Hospital Presbyterian Ser 1992
                (Demand 05/01/02) .................................................  1.58*           10/01/22        3,400,000
    5,000     Puerto Rico Telephone Authority Refg Ser M (MBIA) .................    9.298++         01/01/03+       5,391,100
---------                                                                                                         ------------
    8,500     Total California Short-Term Tax-Exempt Municipal Obligations (Cost $8,500,000) .................       8,891,100
---------                                                                                                         ------------
$ 236,300     Total Investments (Cost $232,508,993) (a) ......................................         133.8 %     240,891,009
=========
              Other Assets in Excess of Liabilities ..........................................           2.3         4,209,100
              Preferred Shares of Beneficial Interest ........................................         (36.1)      (65,000,000)
                                                                                                       ------     ------------
              Net Assets Applicable to Common Shareholders ...................................         100.0 %    $180,100,109
                                                                                                       ======     ============

------------
Note:    The categories of investments are shown as a percentage of net assets applicable to common shareholders.

AMT      Alternative Minimum Tax.
COPs     Certificates of Participation.
ETM      Escrowed to maturity.
+        Prerefunded to call date shown.
++ Current coupon rate for residual interest bond. This rate resets periodically as the auction rate on the related short-term security fluctuates.
*        Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $8,766,990 and the aggregate gross unrealized depreciation is $384,974, resulting in net unrealized appreciation of $8,382,016.


Bond Insurance:
---------------

Ambac    Ambac Assurance Corporation.
FGIC     Financial Guaranty Insurance Company.
FSA      Financial Security Assurance Inc.
MBIA     Municipal Bond Investors Assurance Corporation.



                        See Notes to Financial Statements

Morgan Stanley California Insured Municipal Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2002 (unaudited)



Assets:
Investments in securities, at value
 (cost $232,508,993)......................................................................    $240,891,009
Cash .....................................................................................          73,197
Interest receivable ......................................................................       4,361,936
Prepaid expenses .........................................................................          63,166
                                                                                              ------------
  Total Assets ...........................................................................     245,389,308
                                                                                              ------------
Liabilities:
Payable for:
  Dividends to preferred shareholders ....................................................          99,656
  Investment management fee ..............................................................          91,370
Accrued expenses .........................................................................          98,173
                                                                                              ------------
  Total Liabilities ......................................................................         289,199
                                                                                              ------------
Preferred shares of beneficial interest (1,000,000 shares authorized of non-participating
 $.01 par value, 1,300 shares outstanding)................................................      65,000,000
                                                                                              ------------
  Net Assets Applicable to Common Shareholders ...........................................    $180,100,109
                                                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value,
 12,255,162 shares outstanding) ..........................................................    $173,436,430
Net unrealized appreciation ..............................................................       8,382,016
Accumulated undistributed net investment income ..........................................       1,443,102
Accumulated net realized loss ............................................................      (3,161,439)
                                                                                              ------------
  Net Assets Applicable to Common Shareholders ...........................................    $180,100,109
                                                                                              ============
Net Assets Value Per Common Share,
($180,100,109 divided by 12,255,162 common shares outstanding)............................    $      14.70
                                                                                              ============



                        See Notes to Financial Statements

Morgan Stanley California Insured Municipal Income Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2002 (unaudited)


Net Investment Income:
Interest Income ........................................................    $  6,684,752
                                                                            ------------
Expenses
Investment management fee ..............................................         428,212
Auction commission fees ................................................         108,494
Professional fees ......................................................          30,995
Transfer agent fees and expenses .......................................          21,383
Auction agent fees .....................................................          16,279
Shareholder reports and notices ........................................          11,414
Registration fees ......................................................          11,090
Trustees' fees and expenses ............................................          10,534
Custodian fees .........................................................           5,353
Other ..................................................................          17,804
                                                                            ------------
  Total Expenses .......................................................         661,558
Less: expense offset ...................................................          (5,329)
                                                                            ------------
  Net Expenses .........................................................         656,229
                                                                            ------------
  Net Investment Income ................................................       6,028,523
                                                                            ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain ......................................................         334,640
Net change in unrealized appreciation ..................................      (5,304,972)
                                                                            ------------
  Net Loss .............................................................      (4,970,332)
                                                                            ------------
Dividends to preferred shareholders from net investment income .........        (737,354)
                                                                            ------------
Net Increase ...........................................................    $    320,837
                                                                            ============



                        See Notes to Financial Statements

Morgan Stanley California Insured Municipal Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets




                                                                                FOR THE SIX      FOR THE YEAR
                                                                               MONTHS ENDED         ENDED
                                                                              APRIL 30, 2002   OCTOBER 31, 2001
                                                                             ---------------- -----------------
                                                                                 (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income ......................................................   $  6,028,523     $ 11,863,188
Net realized gain ..........................................................        334,640        1,692,977
Net change in unrealized appreciation ......................................     (5,304,972)       8,071,915
Dividends to preferred shareholders from net investment income .............       (737,354)      (2,330,015)
                                                                               ------------     ------------
  Net Increase .............................................................        320,837       19,298,065
Dividends to common shareholders from net investment income ................     (4,963,589)      (9,572,437)
Decrease from transactions in common shares of beneficial interest .........        (19,214)        (644,486)
                                                                               ------------     ------------
  Net Increase (Decrease) ..................................................     (4,661,966)       9,081,142
Net Assets Applicable to Common Shareholders:
Beginning of period ........................................................    184,762,075      175,680,933
                                                                               ------------     ------------
End of Period
(Including accumulated undistributed net investment income of $1,443,102 and
$1,072,780, respectively)...................................................   $180,100,109     $184,762,075
                                                                               ============     ============



                        See Notes to Financial Statements

Morgan Stanley California Insured Municipal Income Trust
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies
Morgan Stanley California Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on November 2, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley California Insured Municipal Income Trust
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED) continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly total net assets.


3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002 aggregated $12,400,841 and $9,813,860, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2002, the Trust had transfer agent fees and expenses payable of approximately $3,500.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,627. At April 30, 2002, the Trust had an accrued pension liability of $46,257 which is included in accrued expenses in the Statement of Assets and Liabilities.


4. Preferred Shares of Beneficial Interest
The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 4 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Morgan Stanley California Insured Municipal Income Trust
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED) continued

Dividends, which are cumulative, are reset through auction procedures.




                               AMOUNT IN                         RESET             RANGE OF
 SERIES        SHARES*        THOUSANDS*         RATE*           DATE          DIVIDEND RATES**
--------      ---------      ------------      ---------      ----------      -----------------
    1           200            $10,000            1.47%        05/06/02          1.00% - 2.05%
    2           400             20,000            2.50         09/09/02                  2.50
    3           500             25,000            2.85         07/08/02                  2.85
    4           200             10,000            1.65         05/06/02          0.75  - 2.05

------------
 *  As of April 30, 2002.
**  For the six months ended April 30, 2002.


Subsequent to April 30, 2002 and up through June 7, 2002 the Trust paid dividends to Series 1 through 4 at rates ranging from 1.39% to 2.85% in the aggregate amount of $238,844.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.


5. Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:




                                                                                                                 CAPITAL
                                                                                                                 PAID IN
                                                                                                                EXCESS OF
                                                                                  SHARES        PAR VALUE       PAR VALUE
                                                                              --------------   -----------   ---------------
Balance, October 31, 2000 .................................................     12,303,462      $123,034      $173,977,096
Treasury shares purchased and retired (weighted average discount 5.49%)* ..        (47,000)         (470)         (644,016)
                                                                                ----------      --------      ------------
Balance, October 31, 2001. ................................................     12,256,462       122,564       173,333,080
Treasury shares purchased and retired (weighted average discount 0.87%)* .          (1,300)          (13)          (19,201)
                                                                                ----------      --------      ------------
Balance, April 30, 2002. ..................................................     12,255,162      $122,551      $173,313,879
                                                                                ==========      ========      ============

------------
* The Trustees have voted to retire the shares purchased.

Morgan Stanley California Insured Municipal Income Trust
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED) continued

6. Federal Income Tax Status
At October 31, 2001, the Trust had a net capital loss carryover of approximately $3,496,000, to offset future capital gains to the extent provided by regulations, available through October 31 of the following years:



                               AMOUNT IN THOUSANDS
--------------------------------------------------------------------------------
               2002                   2003                        2004
               ----                   ----                        ----
             $ 1,279                 $1,938                      $ 279
              ======                  =====                       ====

7. Dividends to Common Shareholders
On March 26, 2002, the Trust declared the following dividends from net investment income:




             AMOUNT                  RECORD                    PAYABLE
           PER SHARE                  DATE                      DATE
           ---------                  ----                      ----
          $  0.0675                May 3, 2002             May 17, 2002
          $  0.0675               June 7, 2002            June 21, 2002

8. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.


9. Risks Relating to Certain Financial Instruments
The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2002, the Trust held positions in residual interest bonds having a total value of $23,972,860, which represents 13.3% of the Trust's net assets applicable to common shareholders.


10. Change in Accounting Policy
Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Trust, but resulted in a $42,742 increase in the cost of securities and a corresponding increase to undistributed net investment income based on securities held as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $6,030; decrease unrealized appreciation by $5,997 and decrease net realized gains by $33. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley California Insured Municipal Income Trust
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED) continued

11. Change in Financial Statement Classification for Preferred Shares
In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current reporting period, the Trust has reclassified its Preferred Shares out of the composition of net assets section on the Statement of Assets and Liabilities. In addition, dividends to preferred shareholders are now classified as a component of operations on the Statement of Operations, the Statement of Changes in Net Assets and the Financial Highlights. Additionally, the categories of investments on the Portfolio of Investments are shown as a percentage of net assets applicable to common shareholders. Prior year amounts have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shareholders of the Trust.

Morgan Stanley California Insured Municipal Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:




                                                      FOR THE SIX
                                                     MONTHS ENDED
                                                    APRIL 30, 2002
                                                ----------------------
                                                      (unaudited)
Selected Per Share Data:
Net asset value, beginning of period ..........     $     15.07
                                                    -----------
Income (loss) from investment operations:
 Net investment income* .......................            0.49
 Net realized and unrealized gain (loss) ......           (0.39)
 Common share equivalent of dividends
  paid to preferred shareholders* .............           (0.06)
                                                    -----------
Total income (loss) from investment
 operations ...................................            0.04
                                                    -----------
Less dividends from net investment income .....           (0.41)
                                                    -----------
Anti-dilutive effect of acquiring treasury
 shares* ......................................            0.00
                                                    -----------
Net asset value, end of period ................     $     14.70
                                                    ===========
Market value, end of period ...................     $     14.50
                                                    ===========
Total Return+ .................................            2.34%(1)
Ratios to Average Net Assets of Common
 Shareholders:
Total expenses (before expense offset) ........            0.75%(2)(3)
Net investment income before preferred
 stock dividends ..............................            6.70%(2)(4)
Preferred stock dividends .....................            0.82%(2)
Net investment income available to common
 shareholders .................................            5.88%(2)(4)
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in thousands ....     $   180,100
Asset coverage on preferred shares at end
 of period ....................................             376%
Portfolio turnover rate .......................               4%(1)



                                                                        FOR THE YEAR ENDED OCTOBER 31
                                                ------------------------------------------------------------------------------
                                                    2001           2000            1999              1998             1997
                                                ------------ ---------------- -------------- ------------------- -------------
Selected Per Share Data:
Net asset value, beginning of period ..........   $ 14.28       $   13.51       $ 15.00         $    14.27          $ 13.55
                                                  -------       ---------       --------        ----------          -------
Income (loss) from investment operations:
 Net investment income* .......................      0.97            0.95          0.94               0.94             0.94
 Net realized and unrealized gain (loss) ......      0.79            0.77         (1.52)              0.72             0.68
 Common share equivalent of dividends
  paid to preferred shareholders* .............     (0.19)          (0.20)        (0.17)             (0.19)           (0.18)
                                                  --------      ---------       --------        -----------        --------
Total income (loss) from investment
 operations ...................................      1.57            1.52         (0.75)              1.47             1.44
                                                  --------      ---------       --------        -----------        --------
Less dividends from net investment income .....     (0.78)          (0.78)        (0.75)             (0.75)           (0.75)
                                                  --------      ---------       --------        -----------        --------
Anti-dilutive effect of acquiring treasury
 shares* ......................................      0.00            0.03          0.01               0.01             0.03
                                                  --------      ---------       --------        -----------        --------
Net asset value, end of period ................   $ 15.07       $   14.28       $ 13.51         $    15.00         $  14.27
                                                  ========      =========       ========        ===========        ========
Market value, end of period ...................   $ 14.57       $   13.25       $ 12.50         $    14.438        $  13.375
                                                  ========      =========       ========        ===========        ========
Total Return+ .................................     16.08%          12.61%        (8.69)%            13.88  %         18.22%
Ratios to Average Net Assets of Common
 Shareholders:
Total expenses (before expense offset) ........      0.75%           0.77%(3)      0.75 %(3)          0.74  %(3)      0.74  %
Net investment income before preferred
 stock dividends ..............................      6.57%           6.85%         6.41 %             6.39  %         6.85  %
Preferred stock dividends .....................      1.29%           1.42%         1.18 %             1.26  %         1.29  %
Net investment income available to common
 shareholders .................................      5.28%           5.43%         5.23 %             5.13  %         5.56  %
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in thousands ....   $184,762      $ 175,681      $171,465         $  192,289        $184,126
Asset coverage on preferred shares at end
 of period ....................................        384%           369%          363 %              395%            382%
Portfolio turnover rate .......................         16%            11%            5 %                5%              4%

------------
* The per share amounts were computed using an average number of common shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%.
(4) Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets by 0.01%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.



                        See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

John Reynoldson
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.
                                                               38503

MORGAN STANLEY

[Graphic Omitted]

MORGAN STANLEY
CALIFORNIA INSURED
MUNICIPAL INCOME TRUST

Semiannual Report
April 30, 2002